EXHIBIT 10.2
THIS NOTE HAS BEEN MADE FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION THEREOF AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS NOTE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED (“TRANSFER”) UNLESS IT IS SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE MAKER CONSENTS IN WRITING TO SUCH TRANSFER. THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

May _____, 2008	$25,000
SMART MOVE, INC.

11% Secured Convertible Note (“Note”)
Due May__, 2011
On or before thirty-six (36) months from the date hereof (the “Maturity Date”), Smart Move, Inc., a Delaware corporation (“Maker” or the “Company”), for value received, promises to pay to the order of                                          (the “Holder”), an individual residing in the State of  _____, the principal sum of Twenty Five Thousand ($25,000) Dollars. The outstanding principal amount of this Note will bear interest at an annualized rate of eleven percent (11%) per annum from the date of Holder’s advance of the principal amount evidenced by this Note until the Maturity Date. Interest shall be due and payable quarterly in arrears on the first day of July, October, January and April of each year and at the Maturity Date or upon any prepayment or acceleration of the maturity of this Note. Such interest payments shall be made in cash or, subject to the Company’s right in its sole discretion with respect to all interest that accrues and becomes payable during the initial twelve (12) months after the date of this Note, to pay such interest by means of the issuance of a number of shares of restricted common stock, par value $0.0001, of the Company to the Holder equal to the amount of interest due divided by 110% of the “market value” (as defined below) of the common stock on the date the interest payment is due The market value of such shares for purposes of payment of interest hereunder shall be established by the five day average closing price for a share of the common stock of the Company through and including the five trading days immediately prior to the date on which the quarterly interest payment is due. Maker may at any time or from time to time, upon giving Holder at least thirty (30) days advance written notice of Maker’s intention to do so, make a voluntary prepayment, whether in full or in part, of this Note, without premium or penalty.

1. NOTE
This Note in the principal amount of Twenty Five Thousand ($25,000) Dollars is being issued to evidence indebtedness of the Company to the Holder and is concurrent with similar notes being issued on the same terms pursuant to an offering of such notes and related common stock purchase warrants as described in an offering memorandum previously delivered to the Holder. This Note is subject to certain additional terms and conditions expressed in a Subscription Agreement executed by the Holder and the Maker for the purposes described in the aforesaid offering memorandum. This Note is secured by a security interest being granted to the Holder and other purchasers of notes in the same offering as Holder in and to the following collateral, such security interest being granted and to be held by such persons on a pari passu basis with an existing lender of $750,000 to the Company, on the specific terms and conditions described in the Subscription Agreement, which include terms applicable to a conditional obligation of the Holder therein described to release the Holder’s security interest in the collateral at the request of the Company:
Eight hundred (800) existing proprietary shipping containers (“Smart Vaults™”), used to transport household goods and other goods, and manufactured by Orbis Corporation (“Collateral”), such collateral interest to be held pro rata among Holder and other holders of notes on the same terms, on a pari passu basis with an existing lender of $750,000.
2. CONVERSION AT OPTION OF HOLDER; AUTOMATIC CONVERSION
A. Conversion at Option of Holder. The Holder shall have the right (the “Conversion Right”) at any time or from time to time prior to the day this Note is paid in full, to convert all or any part of the outstanding and unpaid principal amount of this Note as shall remain unpaid at the effective date of the conversion, into, fully paid and non-assessable shares of Common Stock, par value $.0001 per share, of the Company, at a conversion price determined on the following basis. The initially applicable conversion price will be $0.75 per share (the “Base Conversion Price”) to be effective on the date of issuance (being the date of the investor’s legally binding commitment to advance the principal amount of this Note), and to remain applicable at all times prior to the Maturity Date of this Note, unless the below-stated pre-conditions for applicability of an alternative conversion price (the “Issue Date Conversion Price”) have been satisfied. The Issue Date Conversion Price is a price per share that is equal to the greater of:
a)	$0.40 per share; or

b)	an amount per share equal to whichever of the following two prices is the lower price:
1) the average closing price of a share of the Company’s common stock over the five trading days immediately preceding the original issue date of this Note; or
2) the closing price of a share of the Company’s common stock on the original issue date;

2

Unless the holder of a Note postpones making any election to convert until after at least six months from the date of issuance of the Notes, and unless the holder’s initial written notice of election to convert any principal indebtedness under this Note made on or after six months from the issue date covers at least 10% of the face amount of the holder’s Notes, the conversion price applicable to all the holders’ conversion elections will be the $0.75 per share Base Conversion Price rather than the Issue Date Conversion Price”. The Issue Date Conversion Price will be applicable (and supersede and replace the Base Conversion Price) only if and when both of following conditions as specified in clause (i) and in clause (ii) below have occurred or been satisfied:
(i)
The holder of a Note shall have deferred making any election to convert any portion of the outstanding principal indebtedness owing under this Note until after at least six months from the date of issuance of the Note;

(ii)
The holder’s initial written notice of election to convert any principal indebtedness under this Note made on or after six months from the issue date shall cover at least 10% of the face amount this Note

Notwithstanding the foregoing, in event that the Company at any time receives notice of a tender offer for shares of its common stock at a price or stated consideration equal to or greater than the Issue Date Conversion Price (or in the event the Company enters into a binding agreement for the sale of all or substantially all of its assets), the Issue Date Conversion Price will automatically become applicable to all conversions under this Note effective on the date the relevant offer or asset sale becomes effective.
B. Automatic Conversion. The Note will automatically convert into shares of the Company’s common stock on the date when closing bid price of a share of the Company’s common stock equals $1.00 per share or greater for twenty (20) of thirty (30) consecutive trading days on the American Stock Exchange, provided that the underlying shares are eligible to be sold under and subject to Rule 144 under the Securities Act of 1933.
C. Mechanics of Conversion. The Holder shall effect any elective conversions by delivering to the Company a completed notice in the form attached hereto as Exhibit “A” (a “Conversion Notice”). Unless the Holder is converting the entire principal amount outstanding under this Note or an Automatic Conversion has occurred, the Holder is not required to physically surrender this Note to the Company in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus any accrued and unpaid interest thereon paid in equity securities in an amount equal to the applicable conversion. The Company shall maintain records showing the principal amount converted and the date of such conversions and will promptly notify Holder if an Automatic Conversion occurs. Upon conversion of the entire unpaid principal amount of this Note and any accrued, unpaid interest, whether in connection with a conversion at the option of Holder pursuant to exercise of the Conversion Right or pursuant to an Automatic Conversion, this Note shall be surrendered by the Holder to the Company for cancellation and a certificate representing the Common Stock issued to Holder therefor shall be delivered to Holder. No fractional shares or scrip shall be issued upon any conversion of this Note. Instead of any fractional shares that would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Conversion Price at which the Note was converted.

3

3. RESERVATION OF AUTHORIZED SHARES; EFFECT OF RECAPITALIZATION
A. Reservation of Authorized Shares. The Company agrees and represents that until this Note is paid in full or converted, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Company further agrees and represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable and that the Company will instruct its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note.
B. Effect of Capital Reorganization or Reclassification. If the number of outstanding shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof, the per share Conversion Price shall be proportionately adjusted so that the percentage of the Common Stock acquirable by the Holder upon conversion immediately prior to the event and immediately following the event remains the same.
4. EVENTS OF DEFAULT
A default shall be defined as one or more of the following events (“Event of Default”) occurring and continuing:
(a)	The Maker shall fail to pay any interest payment on this Note when due for a period of thirty (30) days after notice of such default has been sent by the Holder to the Maker.

(b)	The Maker shall dissolve or terminate the existence of the Maker.

(c)
The Maker shall file a petition in bankruptcy, make an assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver for all or substantially all of its property, or a petition for the appointment of a receiver shall be filed against the Maker and remain unstayed for at least ninety (90) days.

Upon the occurrence of an Event of Default, the Holder of this Note may, by written notice to the Maker given by certified mail, return receipt requested, declare the unpaid principal amount and all accrued interest of the Note immediately due and payable.
5. SECURITY FOR PAYMENT OF THE NOTE(S)
This Note is secured by a security interest granted to the Holder concurrently with other existing and concurrent lenders to the Company on a pari passu basis on the terms and conditions (including certain obligations of the Holder to release the security interest in collateral at the request of the Company) as described and provided in the Subscription Agreement.

4

6. EFFECTIVE DATE OF THE NOTE
The Effective Date of this Note for purposes of its status as a binding legal obligation of the Maker is the date on which funds have been advanced by the Holder and after which interest shall accrue on the unpaid principal balance hereof.
7. STATUS OF HOLDER
The Maker may treat the Holder of this Note as the absolute owner of this Note for the purpose of making payments of principal or interest and for all other purposes, and shall not be affected by any notice to the contrary, unless the Maker so consents in writing.
8. SECURITIES ACT RESTRICTIONS
This Note has not been registered for sale under the Act. This Note may not be sold, offered for sale, pledged, assigned or otherwise disposed of, unless certain conditions are satisfied, as more fully set forth in the Note and Warrant Purchase Agreement. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) they first shall have been registered under the Securities Act of 1933, as amended, and applicable state securities laws,(ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (iii) they are sold pursuant to Rule 144 under the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”
9. ATTORNEYS’ FEES
The prevailing party in an action to enforce this Note shall be entitled to reasonable attorneys’ fees, costs and collection expense.

5

10. MISCELLANEOUS.
(a) Successors and Assigns. The Holder may not assign, transfer or sell this Note to any party without the express written consent of the Maker, such consent not to be unreasonably withheld or delayed. This Note shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns. Subject to the foregoing permitted transfers and status of lawful successors, this Note shall not be enforceable by any other third party.
(b) Entire Agreement. This Note as supplemented by the terms and conditions disclosed in the offering memorandum and together with the terms of the Subscription Agreement, contains all oral and written agreements, representations and arrangements between the parties with respect to its subject matter, and no representations or warranties are made or implied, except as specifically set forth herein. No modification, waiver or amendment of any of the provisions of this Note shall be effective unless in writing and signed by both parties to this Note.
(c) Notices. Any notice or other communication to be given hereunder shall be in writing and personally delivered or delivered via overnight mail, with written receipt therefor, or by a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice, at the following address for such party (or at such other address as shall be specified by like notice given to the appropriate party):
if to Holder:

if to the Company:	Smart Move, Inc.
5990 Greenwood Plaza Blvd., Suite 390
Greenwood Village, CO 80111
Attn: Executive Officers
Such notice shall be effective upon personal or overnight delivery or five (5) days after mailing by certified mail.
(d) Section Headings. The headings of the various sections of the Note have been inserted as a matter of convenience for reference only and shall be of no legal effect.
(e) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

6

(f) Applicable Law. This Note shall be deemed to have been made in the State of Colorado, and any and all performance hereunder, or breach thereof, shall be interpreted and construed pursuant to the laws of the State of Colorado without regard to conflict of laws rules applied in the State of Colorado. The parties hereto hereby consent to personal jurisdiction and venue exclusively in the State of Colorado with respect to any action or proceeding brought with respect to this Note.
(g) Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.
(h) Lost, Stolen or Mutilated Note. If this Note is lost, stolen, mutilated or destroyed, the Company will, on such reasonable terms with respect to indemnity or otherwise as it may in its discretion impose, issue a new note of like denomination, tenor, and date as this Note. Any such new note shall constitute an original contractual obligation of the Company, and the lost, stolen, mutilated or destroyed, as applicable, Note shall be null and void.
IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

Maker:	Accepted by Holder:
Smart Move, Inc.

By:	Print Name:

Name:
Title:	Date:
Date:

7

EXHIBIT “A”
NOTICE OF CONVERSION
(To be executed by the Holder in order to elect to convert the Note)
TO:
The undersigned hereby irrevocably elects to convert the principal amount of the above Note into Shares of Common Stock of SMART MOVE, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:	[Base Conversion Price or Issue Date Conversion Price]
Signature:
Name:
Address:
Note amount converted:	$
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number:
If this name is different from the name of the Holder, the Holder will have to show compliance for such transfer with federal and applicable state securities laws or in accordance with the plan of distribution in any Registration Statement.
By submitting this Notice of Conversion, the undersigned Holder represents and warrants to the Company that Holder is an accredited investor as that term is defined in SEC Rule 501(a) or otherwise able to evaluate the risks and merits of an investment, that the Holder is a sophisticated investor as required by SEC Rule 506, that it has completed such investigation into the Company and the securities being acquired pursuant to this Notice of Conversion as the undersigned (in consultation with its advisors) has determined appropriate, and that it is submitting this Notice of Conversion of its own volition and free will.

By:	Date:
Name:
Address:

Social Security Number

This Warrant and the underlying shares of Common Stock represented by this Warrant have not been registered under the Securities Act of 1933 (the “Act”), and are “restricted securities” as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

May _____, 2008	Warrant No.
***SMART MOVE, INC.***
WARRANT TO PURCHASE SHARES OF COMMON STOCK
Warrant to Purchase 62,500 Shares
(subject to adjustment as set forth herein)
Exercise Price $0.80 Per Share
(subject to adjustment as set forth herein)
VOID AFTER 3:00 P.M., MOUNTAIN TIME, ON
June ___, 2013
THIS CERTIFIES THAT  _____  is entitled to purchase from Smart Move, Inc., a Delaware corporation (hereinafter called the “Company”) with its principal office located at 5990 Greenwood Plaza Blvd., Suite 390, Greenwood Village, Colorado 80111, at any time before 3:00 P.M., Mountain Time, on June  _____, 2013 (the “Termination Date”), at the purchase price of $0.80 per share, the number of shares (the “Shares”) of the Company’s common stock (the “Common Stock”) set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 4 below if the number of outstanding shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof,
SECTION 1. DEFINITIONS.
In addition to the terms defined elsewhere in this Warrant, the terms set forth on the Definitions Schedule to this Warrant shall have the meanings set forth on such Schedule.

SECTION 2. COVERED SHARES; EXERCISE OF WARRANT.
Subject to the conditions set forth in this Warrant, the Warrant may be exercised in whole or in part during the Exercise Period, but in no event subsequent to the end of the Exercise Period, by the surrender of the Warrant (with the subscription form attached to this Warrant duly completed and executed) at the principal office of the Company at 5990 Greenwood Plaza Blvd, Suite 390, Greenwood Village, Colorado 80111, and upon payment of the applicable Exercise Price in cash or other immediately available funds. At the option of the exercising Holder, payment may be made by (a) cash or other immediately available funds.
The right granted by the Warrant to acquire Shares shall expire at the end of the Exercise Period, and such right shall be wholly null and void to the extent the Warrant is not exercised before that time. The Company shall pay all reasonable expenses, taxes and other charges payable in connection with the preparation, execution and delivery of any certificates or other documents evidencing the Shares under this §2. Notwithstanding the surrender of the Warrant upon its exercise, the rights and obligations of the Company and the Holders as set forth in this Warrant shall continue in full force and effect.
SECTION 3. RESERVATION.
At all times during the Exercise Period, the Company shall reserve and keep available the maximum number of authorized but unissued Shares, solely for the purpose of issuing, upon the exercise of the Warrant, a number of Shares equal to the number of Underlying Shares.
SECTION 4. ADJUSTMENT OF NUMBER OF SHARES.
The number of Warrant Shares and the Warrant Price shall be subject to adjustment if the number of outstanding Shares of Common Stock of the Company shall be increased or decreased as a result of a stock split, a reverse stock split or similar recapitalization or reclassification of stock not involving any change in the shareholder’s equity or the aggregate market value of shares outstanding as a result thereof. The Warrant Price and number of Shares shall be proportionately adjusted so that the percentage of the Common Stock acquirable by the Holder upon exercise immediately prior to the event and immediately following the event remains the same.
SECTION 5. DISSOLUTION OR LIQUIDATION; DIVIDENDS AND DISTRIBUTIONS.
Upon any proposed distribution of the assets of the Company in dissolution or liquidation, the Company shall mail notice of such distribution to each Holder and shall make no distribution to its shareholders until the expiration of forty five (45) days from the date of mailing of such notice. Upon receipt of such notice, each Holder may exercise the Warrant at any time prior to the expiration of such 45-day period and thereafter receive any distributions made to shareholders of the Company in connection with such dissolution or liquidation.

SECTION 6. FULLY PAID SHARES; TAXES; FRACTIONAL SHARES.
The Company covenants and agrees that the Warrant Shares will, at the time of delivery upon the exercise of the Warrant, be validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all federal and state issuance taxes that may be payable in respect of the Warrant or any Warrant Shares or certificates issued upon the exercise of the Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any Transfer involving a Transfer of Warrant Shares in the name other than that of a Holder, and any such tax shall be paid by the Holder requiring such Transfer. Fractional Warrant Shares shall be issued upon the exercise of the Warrant in any case in which the Underlying Shares are not a whole number and the Holder does not agree to accept cash in lieu of such fractional Warrant Shares.
SECTION 7. NOTIFICATION OF SHAREHOLDER MATTERS.
Prior to the exercise in full of the Warrant, the Company shall use reasonable efforts to cause any notice submitted to the shareholders of the Company also to be provided to the Holder, but shall have no liability to the Holder for failure to provide any such notice with respect to any matters which are disclosed by the Company to its shareholders or which are available to shareholders pursuant to the Company’s electronic filings with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934.

SECTION 8.	RESTRICTIONS ON TRANSFERABILITY OF WARRANTS AND SHARES; COMPLIANCE WITH LAWS.
8.1. In General. Neither the Warrant nor any Warrant Shares shall be Transferred except upon the conditions specified in this Warrant, which conditions are intended to insure compliance with the provisions of the Securities Act (or any similar federal statute at the time in effect) and any applicable state securities laws in respect of any such Transfer.
8.2. Restrictive Legend. The Warrant Shares shall be represented by certificates, and, unless otherwise permitted by the provisions of this §8.2, shall be marked with a legend reading substantially as follows:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO BE MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

If a registration statement covering the Warrant or any Warrant Shares shall become effective under the Securities Act and under any applicable state securities laws, or if the Company shall receive an opinion of counsel reasonably satisfactory to the Company (which shall include counsel to the Company and counsel to the original Holder of the Warrant) that, in the opinion of such counsel, such legend is not required (including, without limitation, because of the availability of an exemption afforded by Rule 144(k) under the Securities Act), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend or issue new Warrants or certificates without such legend. Upon the reasonable written request of a Holder, the Company shall forthwith request counsel to render an opinion with respect to the matters covered in this paragraph, and the Company shall pay all expenses in connection with such matters.
SECTION 9. LOST, STOLEN WARRANTS, ETC.
If the Warrant or any certificates evidencing Warrant Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant or certificate of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant or certificate, or in lieu of the Warrant or certificate lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be deemed sufficient) of the loss, theft or destruction of such Warrant or certificate.
SECTION 10. MISCELLANEOUS.
10.1. Holder Not A Shareholder. Except as otherwise specifically provided in this Warrant, prior to the exercise of the Warrant no Holder shall be entitled to any of the rights of a shareholder of the Company, including the right as a shareholder to (a) vote or consent or (b) receive dividends or any other distributions made in respect of Shares.
10.2. Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be in writing and (a) shall be deemed to have been given or made one day after the date sent (i) if by the Company, by prepaid overnight delivery addressed to each Holder at its last known address appearing on the books of the Company maintained for such purpose or (ii) if by a Holder, by prepaid overnight delivery, addressed to the Company at the Company’s address as set forth in §2; and (b) if given by courier or confirmed facsimile transmission shall be deemed to have been made or given when received. Each Holder and the Company may each designate a different address by notice to the other in the manner provided in this §11.2.

10.3. Successors and Assigns. Subject to all conditions and limitations contained herein and to the requirements of applicable law, this Warrant and the rights evidenced by the Warrant shall inure to the benefit of and be binding upon the lawful successors and assigns of the Company and each Holder. The provisions of this Warrant are intended to be for the benefit of the Holders of the Warrant or the Warrant Shares and shall be enforceable by the Holders.
10.4. Actions by Holder; Amendments and Waivers. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder. Any amendment, waiver, modification or consent entered into pursuant to this Section 11.4 shall be effective only in the specific instance and for the specific purpose for which it was given.
10.5. Headings; Severability. The descriptive headings of sections of this Warrant are provided solely for convenience of reference and shall not, for any purpose, be deemed a part of this Warrant. Should any part of the Warrant or this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which shall remain in force and effect as if the Warrant and this Warrant had been executed with the invalid portion eliminated. It is the intention of the Company and the Holder that they would have executed and accepted the remaining portion of the Warrant and this Warrant without including in such remaining portion any such part, parts or portion which may, for any reason, be hereafter declared invalid.
10.6. Governing Law. The Warrant and this Warrant and all matters concerning the Warrant and this Warrant shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such state without regard to principles of conflicts of laws; provided however, that with respect to the Company’s internal corporate matters, the laws of the State of Delaware shall govern.
10.7. Survival of Certain Provisions. Except as otherwise provided, the provisions of this Warrant shall survive the exercise of the Warrant and shall continue in full force and effect following such exercise until all Warrant Shares are no longer restricted securities under the federal securities laws.
10.8. Specific Performance. The Company acknowledges and agrees that the Holders would be damaged irreparably in the event any of the provisions of this Warrant are not performed in accordance with their specific terms or otherwise are breached. Accordingly, the Company agrees that the Holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically this Warrant and the terms and provisions of this Warrant in any action instituted in any federal or state court in the United States having jurisdiction over the parties and the matter, in addition to any other remedy to which the Holders may be entitled, at law or in equity.

10.9. Consent to Jurisdiction. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DENVER, STATE OF COLORADO AND IRREVOCABLY AGREES THAT, SUBJECT TO THE HOLDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT SHALL BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT. THE COMPANY DESIGNATES AND APPOINTS CHRIS SAPYTA, AND SUCH OTHER PERSON AS MAY HEREAFTER BE SELECTED BY THE COMPANY WHO IRREVOCABLY AGREES IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE COMPANY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY THE HOLDER BY REGISTERED MAIL TO THE COMPANY AT ITS ADDRESS PROVIDED IN §12.2 AND SHALL BE DEEMED TO HAVE BEEN RECEIVED BY THE COMPANY FIVE (5) DAYS AFTER BEING SO MAILED. IF ANY AGENT APPOINTED BY THE COMPANY REFUSES TO ACCEPT SERVICE, THE COMPANY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING IN THIS WARRANT SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF HOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.
10.10. Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (A) THIS WARRANT, OR (B) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN THE HOLDER AND THE COMPANY; OR (C) ANY CONDUCT, ACTS OR OMISSIONS OF THE COMPANY OR THE HOLDER OR ANY OF THEIR DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PARTNERS, REPRESENTATIVES, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THE COMPANY OR THE HOLDER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN TORT OR OTHERWISE. EACH OF THE COMPANY AND THE HOLDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WARRANT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE WARRANT. EACH OF THE COMPANY AND THE HOLDER FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
IN WITNESS WHEREOF, this Warrant has been duly executed as of the day and year first above written.

SMART MOVE, INC.

Chris Sapyta
President

ELECTION TO EXERCISE WARRANT
TO: Smart Move, Inc.:
The undersigned registered holder of the Warrant, a true and correct copy of which is attached to this election notice, irrevocably exercises the Warrant and purchases pursuant to such exercise  _____  Shares of the Company, makes payment of
$_____  for such Shares, and requests that the certificates for such Shares be issued in the name of the undersigned holder or its nominee and delivered to such holder at holder’s address on the books of the Company.

Entity Name (if applicable):

By:
Name:
Title:
Date:

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned registered holder of the Warrant attached to this assignment notice, sells, assigns and transfers unto  _____  the Warrant and all rights evidenced by such Warrant and does irrevocably constitute and irrevocably appoints Corporate Stock Transfer, Inc. or other duly appointed transfer agent for the securities as the undersigned’s attorney to transfer such Warrant on the books of the Company.

Entity Name (if applicable):

By:
Name:
Title:
Date:

Warrant Definitions Schedule
As used in this Warrant, the following terms have the following respective meanings:
“Company” means Smart Move, Inc., a Delaware corporation, and any successor to all or substantially all of the assets and business of Smart Move, Inc. Unless the context otherwise indicates, “Company” shall also include all Subsidiaries of the Company.
“Exercise Period” means the period commencing on the First Exercise Date and terminating at 3:00 p.m., Denver time, on the Expiration Date.
“Expiration Date,” with reference to this Warrant, means June  _____, 2013.
“First Exercise Date” means the date of original issuance of the Warrant.
“Holder” means a registered holder of the Warrant and, if the context so indicates, the holder of Shares.
“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations under such act, all as the same shall be effect at the time.
“Shares” means, shares of the Company’s common stock, par value $.0001 per share, and stock of any other class into which such shares may hereafter be changed or reclassified.
“Transfer” means any sale, transfer, issuance, assignment, pledge or other disposition or conveyance of Shares or the Warrant.
“Underlying Shares” means the Shares issuable upon exercise of the Warrant.
“Warrant” means the Warrant issued on the date of this Warrant to the Holder and any warrant issued in exchange or substitution for the Warrant.
“Warrant Shares” means the Shares obtained upon exercise of the Warrant.